Virtus Growth & Income Fund,
a series of Virtus Equity Trust
Supplement dated September 12, 2014 to the Virtus Growth & Income Fund
Summary Prospectus and the Virtus Equity Trust Statutory Prospectus,
each dated July 29, 2014
Important Notice to Investors of Virtus Growth & Income Fund
On August 21, 2014, the Board of Trustees for the Fund approved, and recommended approval by shareholders at a Special Meeting of Shareholders to be held on October 29, 2014, the following proposal:
Approve a Subadvisory Agreement between the Fund’s investment adviser, Virtus Investment Advisers, Inc. (“VIA”) and Rampart Investment Management Company, LLC. (“Subadviser” or “Rampart”), thereby replacing the Fund’s current subadviser.
As Subadviser, Rampart would be responsible for the day-to-day management of the Fund’s portfolio.
The Fund would pay no fee directly to Rampart as the Subadviser. Under the Subadvisory Agreement, the fee to be paid by VIA to the Subadviser would be 50% of the net investment management fee. If approved, the Subadvisory Agreement would have an initial term through December 31, 2015. The Subadvisory Agreement would continue thereafter on a year-to-year basis with the approval of the Fund’s Trustees, including a majority of the Disinterested Trustees.
Information about Rampart
Rampart, an affiliate of VIA, is located at One International Place, Boston, MA 02110. Rampart acts as subadviser to mutual funds and as investment adviser to institutions and high net worth individuals. As of June 30, 2014, Rampart had approximately $608 million in assets under management.
For more information on this proposal, please refer to the Fund’s Proxy Statement filed by Virtus Equity Trust with the Securities and Exchange Commission (“SEC”) on September 12, 2014 by visiting the SEC’s Web site at www.sec.gov.
Investors should retain this supplement with the Prospectuses for future reference.
VET 8019/G&I SA (9/2014)